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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                         Date of Report: APRIL 11, 2002
                        (Date of Earliest Event Reported)



                    ADVANCED AERODYNAMICS & STRUCTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                000-21749                95-4257380
          (State or other           (Commission            (I.R.S. Employer
          Jurisdiction of           File Number)           Identification No.)
          Incorporation)


                               3205 LAKEWOOD BLVD.
                              LONG BEACH, CA 90808
                    (Address of principal executive offices)



                             BUSINESS (562) 938-8618
                               FAX (562) 938-8620
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

     On April 11, 2002, Advanced Aerodynamics & Structures, Inc. ("AASI") completed a financing transaction involving the sale to certain investors of $950,000 of Unsecured Convertible Notes, bearing an annual interest rate of 8%, and convertible after 120 days after the issuance of the Notes into shares of AASI's Class A Common Stock at a conversion price per share, subject to election by the holder of the Notes, of (i) $.35; or (ii) seventy percent (70%) of the average of the three lowest closing bid prices for the Class A Common Stock for the thirty (30) trading days prior to but not including the conversion date for the applicable Notes. At the election of the holder of the Notes, any interest accrued and unpaid may be paid in Class A Common Stock, the number of shares of which will be determined according to the then applicable conversion price for the Notes. As part of this transaction, each purchaser of Notes was issued Warrants allowing the purchase of two shares of Class A Common Stock for each $1.00 invested in the Notes. The per share "Purchase Price" of Class A Common Stock, under these Warrants, is $.25 for 50% of the Warrants and $.30 for the other 50% of the Warrants.

     These Unsecured Convertible Notes, as well as the notes issued in the financing transaction which was completed on March 26, 2002, are part of a previously reported private placement offering of up to an aggregate of $5,000,000 of AASI's 8% Unsecured Convertible Notes pursuant to a Subscription Agreement dated January 30, 2002.

     The net proceeds from this transaction will be used for working capital purposes.

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of Business Acquired. Not applicable.

      (b)  Pro Forma Financial Information.  Not applicable.

      (c)  Exhibits.

            No.       Description
            --        -----------
            4.1       April 11, 2002 Subscription Agreement and Form of
                      Unsecured Note (Exhibit A to the Subscription Agreement) and Form of Warrant (Exhibit D to the Subscription
                      Agreement).

            4.2 The January 30, 2002 Subscription Agreement and Form of Unsecured Note (Exhibit A to the Subscription Agreement) and Form of Warrant (Exhibit D to the Subscription Agreement) are incorporated by reference to the Company's Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2002.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED AERODYNAMICS & STRUCTURES, INC.


                                      By: /s/ L. Peter Larson
                                         -------------------------------------
                                          L. Peter Larson
                                          Chief Financial Officer

Date: April 26, 2002

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